                                                                  EXHIBIT 4-178

                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                            Dated as of May 1, 1991

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

   (A) GENERAL AND REFUNDING MORTGAGE BONDS, 1991 SERIES BP, DUE MAY 1, 2011,

   (B) GENERAL AND REFUNDING MORTGAGE BONDS, 1991 SERIES CP, DUE MAY 1, 2021

                                      AND

                         (C) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*
                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be 1991 Series BP and 1991 Series CP.............        5
  Further Assurance.........................................        6
  Authorization of Supplemental Indenture...................        6
  Consideration for Supplemental Indenture..................        6

                                    PART I.
                      CREATION OF TWO HUNDRED EIGHTY-NINTH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1991 SERIES BP
Sec. 1. Terms of Bonds of 1991 Series BP....................        6
Sec. 2. Redemption of Bonds of 1991 Series BP...............        8
Sec. 3. Redemption in Event of Acceleration.................        9
Sec. 4. Consent.............................................       10
Sec. 5. Form of Bonds of 1991 Series BP.....................       10
        Form of Trustee's Certificate.......................       15

                                    PART II.
                       CREATION OF TWO HUNDRED NINETIETH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1991 SERIES CP
Sec. 1. Terms of Bonds of 1991 Series CP....................       15
Sec. 2. Redemption of Bonds of 1991 Series CP...............       17
Sec. 3. Redemption in Event of Acceleration.................       17
Sec. 4. Consent.............................................       18
Sec. 5. Form of Bonds of 1991 Series CP.....................       18
        Form of Trustee's Certificate.......................       22

                                   PART III.
                           RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       23
Recording and filing of Supplemental Indentures.............       23
Recording of Certificates of Provision for Payment..........       27

                                    PART IV.
                                  THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       27

                                    PART V.
                                 MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......       28
Execution in Counterparts...................................       28
Testimonium.................................................       29
Execution...................................................       29
Acknowledgements............................................       30
Affidavit as to consideration and good faith................       31

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.            SUPPLEMENTAL INDENTURE, dated as of the first day of May, in the year one thousand nine hundred and ninety-one, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and
                  State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL            WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND     its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.    the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1,
                  1931, June 1, 1931, October 1, 1932, September 25, 1935,
                  September 1, 1936, November 1, 1936, February 1, 1940,
                  December 1, 1940, September 1, 1947, March 1, 1950, November
                  15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                  15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                  October 1, 1968, December 1, 1969, July 1, 1970, December
                  15, 1970, June 15, 1971, November 15, 1971, January 15,
                  1973, May 1, 1974, October 1, 1974, January 15, 1975,
                  November 1, 1975, December 15, 1975, February 1, 1976, June
                  15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                  June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                  October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                  1979, September 15, 1979, January 1, 1980, April 1, 1980,
                  August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                  1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                  1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                  15, 1986, November 30, 1986, January 31, 1987, April 1,
                  1987, August 15, 1987, November 30, 1987, June 15, 1989,
                  July 15, 1989, December 1, 1989, February 15, 1990, November
                  1, 1990 and April 1, 1991 supplemental to the Original
                  Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF            WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER       issuable in one or more series, and makes provision that the
INDENTURE.        rates of interest and dates for the payment thereof, the
                  date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE    WHEREAS, bonds in the principal amount of Five billion six
ISSUED. hundred sixty-four million six hundred fifty-seven thousand dollars ($5,664,657,000) have heretofore been issued under the Indenture as follows, viz:

                              (1)  Bonds of Series A                 -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                 -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                 -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                 -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                 -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                 -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                 -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                 -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                 -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                 -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                 -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                 -- Principal Amount $24,000,000,

                             (13)  Bonds of Series M                 -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                 -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                 -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                 -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                 -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                 -- Principal Amount $50,000,000,
                             (19)  Bonds of Series BB                -- Principal Amount $50,000,000,
                             (20)  Bonds of Series CC                -- Principal Amount $50,000,000,
                             (21)  Bonds of Series UU                -- Principal Amount $100,000,000,
                          (22-29)  Bonds of Series DDP Nos. 1-8      -- Principal Amount $6,400,000,
                          (30-41)  Bonds of Series FFR Nos. 1-12     -- Principal Amount $8,000,000,
                          (42-56)  Bonds of Series GGP Nos. 1-6 and
                                   8-16                              -- Principal Amount $8,355,000,
                          (57-70)  Bonds of Series IIP Nos. 1-6 and
                                   8-15                              -- Principal Amount $490,000,
                          (71-76)  Bonds of Series JJP Nos. 1-6      -- Principal Amount $690,000,
                          (77-82)  Bonds of Series KKP Nos. 1-6      -- Principal Amount $1,590,000,
                          (83-97)  Bonds of Series LLP Nos. 1-7 and
                                   8-15                              -- Principal Amount $8,850,000,
                         (98-110)  Bonds of Series NNP Nos. 1-6 and
                                   8-14                              -- Principal Amount $8,450,000,
                        (111-119)  Bonds of Series OOP Nos. 1-9      -- Principal Amount $3,015,000,
                        (120-133)  Bonds of Series QQP Nos. 1-8 and
                                   10-15                             -- Principal Amount $9,710,000,
                        (134-140)  Bonds of Series TTP Nos. 1-7      -- Principal Amount $385,000,
                             (141) Bonds of 1980 Series A            -- Principal Amount $50,000,000,
                        (142-158)  Bonds of 1980 Series CP Nos.
                                   1-12 and 13-17                    -- Principal Amount $26,000,000,
                        (159-169)  Bonds of 1980 Series DP Nos.
                                   1-11                              -- Principal Amount $10,750,000,
                        (170-174)  Bonds of 1981 Series AP Nos. 1-5  -- Principal Amount $4,000,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (175) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (176) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (177) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (178) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (179) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (180) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (181) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                 (182) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (183) Bonds of Series AA in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (184) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and Five million five hundred five thousand dollars ($5,505,000) principal amount are outstanding at the date hereof;

                 (185) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Thirty-five million dollars ($35,000,000) principal amount have heretofore been retired and Fifteen million dollars ($15,000,000) principal amount are outstanding at the date hereof;

                 (186-187) Bonds of Series FFR Nos. 13-14 in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                 (188-194) Bonds of Series GGP Nos. 7 and 17-22 in the principal amount of Thirty-three million nine hundred forty-five thousand dollars ($33,945,000), of which Three million two hundred thousand dollars ($3,200,000) principal amount have heretofore been retired and Thirty million seven hundred forty-five thousand dollars ($30,745,000) principal amount are outstanding at the date hereof;

                 (195) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (196-197) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million three hundred eighty thousand dollars ($1,380,000) principal amount have heretofore been retired and Four million fifty thousand dollars ($4,050,000) principal amount are outstanding at the date hereof;

                 (198-205) Bonds of Series IIP Nos. 7 and 16-22 in the principal amount of Three million two hundred sixty thousand dollars ($3,260,000), of which Two hundred twenty thousand dollars ($220,000) principal amount have heretofore been retired and Three million forty thousand dollars ($3,040,000) principal amount are outstanding at the date hereof;

                 (206-207) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Six hundred twenty thousand dollars ($620,000) principal amount have heretofore been retired and Five million five hundred forty thousand dollars ($5,540,000) are outstanding at the date hereof;

                 (208-213) Bonds of Series KKP Nos. 7-12 in the principal amount of One hundred twenty-three million seven hundred ninety thousand dollars ($123,790,000), of which One million three hundred thousand dollars ($1,300,000) principal amount have heretofore been retired and One hundred twenty-two million four hundred ninety thousand dollars ($122,490,000) are outstanding at the date hereof;

                 (214-221) Bonds of Series NNP Nos. 7 and 15-21 in the principal amount of Thirty-nine million five hundred thousand ($39,500,000), of which Two million four hundred seventy-five thousand dollars ($2,475,000) principal amount have heretofore been retired and Thirty-seven million twenty-five thousand dollars ($37,025,000) principal amount are outstanding at the date hereof;

                 (222-230) Bonds of Series OOP Nos. 10-18 in the principal amount of Fifteen million eight hundred sixty-five thousand dollars ($15,865,000), of which Two hundred eighty thousand dollars ($280,000) principal amount have heretofore been retired and Fifteen million five hundred eighty-five thousand dollars ($15,585,000) are outstanding at the date hereof;

                 (231) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (232-236) Bonds of Series QQP Nos. 9 and 16-19 in the principal amount of Three million nine hundred forty thousand dollars ($3,940,000), all of which are outstanding at the date hereof;

                 (237) Bonds of Series RR in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (238) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Ninety million dollars ($90,000,000) principal amount have heretofore been retired and Sixty million dollars ($60,000,000) principal amount are outstanding at the date hereof;

                 (239-246) Bonds of Series TTP Nos. 8-15 in the principal amount of Three million four hundred fifteen thousand dollars ($3,415,000), all of which are outstanding at the date hereof;

                 (247) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Sixty-six million five hundred thousand dollars ($66,500,000) principal amount have heretofore been retired and Thirty-three million five hundred thousand dollars ($33,500,000) principal amount are outstanding at the date hereof;

                 (248-255) Bonds of 1980 Series CP Nos. 18-25 in the principal amount of Nine million dollars ($9,000,000), all of which are outstanding at the date hereof;

                 (256-266) Bonds of 1981 Series AP Nos. 6-16 in the principal amount of One hundred twenty million dollars ($120,000,000), all of which are outstanding at the date hereof;

                 (267) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                 (268) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                 (269) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (270) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (271) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (272) Bonds of 1986 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (273) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (274) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (275) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                 (276) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                 (277) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                 (278) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (279) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (280) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (281) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand ($66,565,000), all of which are outstanding at the date hereof;

                 (282) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand ($194,649,000) of which Twelve million five hundred fifty-eight thousand ($12,558,000) principal amount have heretofore been retired and One hundred eighty-two million ninety-one thousand ($182,091,000) principal amount are outstanding at the date hereof;

                 (283) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand ($256,932,000) of which Nineteen million thirty-two thousand ($19,032,000) principal amount have heretofore been retired and Two hundred thirty-seven million nine hundred thousand ($237,900,000) principal amount are outstanding at the date hereof;

                 (284) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand ($85,475,000) of which Six million eight hundred thirty-eight thousand ($6,838,000) principal amount have heretofore been retired and Seventy-eight million six hundred thirty-seven thousand ($78,637,000) principal amount are outstanding at the date hereof; and

                 (285) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand ($32,375,000), all of which are outstanding at the date hereof.

                 and, accordingly, of the bonds so issued, Four billion three hundred forty-nine million one hundred fifty-three thousand dollars ($4,349,153,000) principal amount are outstanding at the date hereof; and

REASON FOR         WHEREAS, the Michigan Strategic Fund has agreed to issue
CREATION OF      and sell $25,910,000 principal amount of its Limited
NEW SERIES.      Obligation Refunding Revenue Bonds (The Detroit Edison
                 Company Pollution Control Bonds Project), Collateralized
                 Series 1991AA and $32,800,000 principal amount of its Limited Obligation Refunding Revenue Bonds (The Detroit
                 Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991BB, in each case to provide funds for the refunding of certain pollution control bonds previously issued to finance pollution control projects of the Company; and

                   WHEREAS, the Company has entered into separate Loan
                 Agreements, each dated as of May 1, 1991 with the Michigan Strategic Fund in connection with the issuance of the Collateralized Series 1991AA and Collateralized Series 1991BB Bonds, in order to refund certain pollution control bonds, and pursuant to such Loan Agreements the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Loan Agreements; and

                   WHEREAS, for such purposes the Company desires to issue
                 two new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                 Article III of the Indenture; and

BONDS TO BE        WHEREAS, the Company desires by this Supplemental
1991 SERIES BP   Indenture to create such new series of bonds, to be
AND 1991 SERIES  designated "General and Refunding Mortgage Bonds, 1991
CP               Series BP" and "General and Refunding Mortgage Bonds, 1991
                 Series CP"; and

FURTHER               WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.          the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                    (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION         WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL     authority conferred upon and reserved to it under and by
INDENTURE.          virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                      WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL    Detroit Edison Company, in consideration of the premises and
INDENTURE.          of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                    PART I.
                      CREATION OF TWO HUNDRED EIGHTY-NINTH
                                SERIES OF BONDS.
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1991 SERIES BP

CERTAIN TERMS         SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF         Eighty-ninth series of bonds to be issued under and secured
1991 SERIES BP      by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1991
                    Series BP" (elsewhere herein referred to as the "bonds of 1991 Series BP"). The aggregate principal amount of bonds of 1991 Series BP shall be limited to Twenty-five million nine hundred and ten thousand dollars ($25,910,000), except as provided in Sections 7 and 13 of Article II of the Original
                    Indenture with respect to exchanges and replacements of bonds.

               Each bond of 1991 Series BP is to be irrevocably assigned
             to, and registered in the name of, Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of May 1, 1991 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1991AA (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of May 1, 1991 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund.

               The bonds of 1991 Series BP shall be issued as registered
             bonds without coupons in denominations of a multiple of $5,000. The bonds of 1991 Series BP shall be issued in the aggregate principal amount of $25,910,000, shall mature on May 1, 2011 and shall bear interest, payable semi-annually on May 1 and November 1 of each year (commencing November 1,
             1991), at the rate of 6.95%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

               The bonds of 1991 Series BP shall be payable as to
             principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1991 Series BP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

               Except as provided herein, each bond of 1991 Series BP
             shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the May 1 or November 1 next preceding the date thereof to which interest has been paid on bonds of 1991 Series BP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to November 1, 1991, in which case interest shall be payable from May 1, 1991.

               The bonds of 1991 Series BP in definitive form shall be,
             at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1991 Series BP). Until bonds of 1991 Series BP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1991 Series BP in temporary form, as provided in Section 10 of
             Article II of the Indenture. Temporary bonds of 1991 Series BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1991 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Bonds of 1991 Series BP shall not be assignable or
                 transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1991 Series BP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1991 Series BP upon the terms and conditions specified herein and in
                 Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1991 Series BP, during any period of ten days next preceding any redemption date for such bonds.

                   Bonds of 1991 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                   Upon payment of the principal or premium, if any, or
                 interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IV of the Strategic Fund Trust Indenture, bonds of 1991 Series BP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION         SECTION 2. Bonds of 1991 Series BP shall be redeemed on
OF BONDS OF      the respective dates and in the respective principal amounts
1991 SERIES BP   which correspond to the redemption dates for, and the
                 principal amounts to be redeemed of, the Strategic Fund
                 Revenue Bonds.

                 In the event the Company elects to redeem any Strategic Fund Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust Indenture, the Company shall on the same date redeem bonds of 1991 Series BP in principal amounts and at redemption prices corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1991 Series BP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION            SECTION 3. In the event of an Event of Default under the
OF BONDS OF 1991    Strategic Fund Trust Indenture and the acceleration of all
SERIES BP           Strategic Fund Revenue Bonds, the bonds of 1991 Series BP
IN EVENT OF         shall be redeemable in whole upon receipt by the Trustee of
ACCELERATION        a written demand (hereinafter called a "Redemption Demand")
OF STRATEGIC FUND   from the Strategic Fund Trust Indenture Trustee stating that
REVEUNE BONDS.      there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue
                    Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption
                    Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                    Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                    Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust
                    Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                      Each bond of 1991 Series BP shall be redeemed by the
                    Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                      Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

CONSENT.              SECTION 4. The holders of the bonds of 1991 Series BP, by
                    their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                    Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                    (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS         SECTION 5. The bonds of 1991 Series BP and the form of
OF 1991 SERIES BP   Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                      GENERAL AND REFUNDING MORTGAGE BOND
                     1991 SERIES BP, 6.95% DUE MAY 1, 2011

                  Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of May 1, 1991 between the Michigan Strategic Fund and Manufacturers National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                  $.........                                    No..........

                  THE DETROIT EDISON COMPANY (hereinafter called the
                "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and
                State of New York, the principal sum of            dollars
                ($)            in lawful money of the United States of
                America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from May 1, 1991, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on May 1 and November 1 of each year (commencing November 1, 1991), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                  Under a Trust Indenture, dated as of May 1, 1991
                (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and Manufacturers National Bank of Detroit, as trustee (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the Strategic Fund has issued Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1991AA (hereinafter called the "Strategic Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                  Reference is hereby made to such further provisions of
                this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                  This bond shall not be valid or become obligatory for any
                purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                  IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                this instrument to be executed by its Chairman of the Board and its Executive Vice President and Chief Financial Officer or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his or her manual or facsimile signature.



                Dated:                          THE DETROIT EDISON COMPANY

                                                By ............................
                                                   Chairman of the Board


                                                   ............................
                                                   Executive Vice President
                Attest:                            and Chief Financial Officer

                ............................
                Secretary

                           [FORM OF REVERSE OF BOND]

                  This bond is one of an authorized issue of bonds of the
                Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1991 Series BP, limited to an aggregate principal amount of $25,910,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of May 1, 1991) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of May 1, 1991, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                  The holders of the bonds of 1991 Series BP, by their
                acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part I of the Supplemental Indenture dated as of May 1, 1991, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                  This bond is redeemable upon the terms and conditions set
                forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                   Under the Indenture, funds may be deposited with the
                 Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1991 Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                   In case an event of default, as defined in the Indenture,
                 shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                   Upon payment of the principal of, or premium, if any, or
                 interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IV of the Strategic Fund Trust Indenture, bonds of 1991 Series BP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                   This bond is not assignable or transferable except as may
                 be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                   No recourse shall be had for the payment of the principal
                 of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                        [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF               This bond is one of the bonds, of the series designated
TRUSTEE'S           therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By ...........................
                                                 Authorized Officer

                                    PART II.
                       CREATION OF TWO HUNDRED NINETIETH
                                SERIES OF BONDS.
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1991 SERIES CP

CERTAIN TERMS         SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF         Ninetieth series of bonds to be issued under and secured by
1991 SERIES CP      the Original Indenture as amended to date and as further
                    amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1991
                    Series CP" (elsewhere herein referred to as the "bonds of 1991 Series CP"). The aggregate principal amount of bonds of 1991 Series CP shall be limited to Thirty-two million eight hundred thousand dollars ($32,800,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                      Each bond of 1991 Series CP is to be irrevocably assigned
                    to, and registered in the name of, Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of May 1, 1991 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1991BB (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of May 1, 1991 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund.

                      The bonds of 1991 Series CP shall be issued as registered
                    bonds without coupons in denominations of a multiple of $5,000. The bonds of 1991 Series CP shall be issued in the aggregate principal amount of $32,800,000, shall mature on May 1, 2021 and shall bear interest, payable semi-annually on May 1 and November 1 of each year (commencing November 1,
                    1991), at the rate of 7.00%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                      The bonds of 1991 Series CP shall be payable as to
                    principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1991 Series CP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                   Except as provided herein, each bond of 1991 Series CP
                 shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the May 1 or November 1 next preceding the date thereof to which interest has been paid on bonds of 1991 Series CP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to November 1, 1991, in which case interest shall be payable from May 1, 1991.

                   The bonds of 1991 Series CP in definitive form shall be,
                 at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1991 Series CP). Until bonds of 1991 Series CP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1991 Series CP in temporary form, as provided in Section 10 of
                 Article II of the Indenture. Temporary bonds of 1991 Series CP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1991 Series CP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Bonds of 1991 Series CP shall not be assignable or
                 transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1991 Series CP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1991 Series CP upon the terms and conditions specified herein and in
                 Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1991 Series CP, during any period of ten days next preceding any redemption date for such bonds.

                   Bonds of 1991 Series CP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                   Upon payment of the principal or premium, if any, or
                 interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IV of the Strategic Fund Trust Indenture, bonds of 1991 Series CP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION            SECTION 2. Bonds of 1991 Series CP shall be redeemed on
OF BONDS OF         the respective dates and in the respective principal amounts
1991 SERIES CP      which correspond to the redemption dates for, and the
                    principal amounts to be redeemed of, the Strategic Fund
                    Revenue Bonds.

                      In the event the Company elects to redeem any Strategic
                    Fund Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust Indenture, the Company shall on the same date redeem bonds of 1991 Series CP in principal amounts and at redemption prices corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1991 Series CP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION            SECTION 3. In the event of an Event of Default under the
OF BONDS OF         Strategic Fund Trust Indenture and the acceleration of all
1991 SERIES         Strategic Fund Revenue Bonds, the bonds of 1991 Series CP
CP IN EVENT OF      shall be redeemable in whole upon receipt by the Trustee of
ACCELERATION        a written demand (hereinafter called a "Redemption Demand")
OF STRATEGIC FUND   from the Strategic Fund Trust Indenture Trustee stating that
REVENUE BONDS.      there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue
                    Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption
                    Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                    Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                    Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust
                    Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                      Each bond of 1991 Series CP shall be redeemed by the
                    Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                      Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

CONSENT.              SECTION 4. The holders of the bonds of 1991 Series CP, by
                    their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                    Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                    (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS         SECTION 5. The bonds of 1991 Series CP and the form of
OF 1991 SERIES      Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                      GENERAL AND REFUNDING MORTGAGE BOND
                     1991 SERIES CP, 7.00% DUE MAY 1, 2021

                   Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of May 1, 1991 between the Michigan Strategic Fund and Manufacturers National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                   $.........                                    No..........

                   THE DETROIT EDISON COMPANY (hereinafter called the
                 "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and
                 State of New York, the principal sum of            dollars
                 ($)            in lawful money of the United States of
                 America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from May 1, 1991, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on May 1 and November 1 of each year (commencing November 1, 1991), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                   Under a Trust Indenture, dated as of May 1, 1991
                 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and Manufacturers National Bank of Detroit, as trustee (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the Strategic Fund has issued Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1991BB (hereinafter called the "Strategic Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                   Reference is hereby made to such further provisions of
                 this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                   This bond shall not be valid or become obligatory for any
                 purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                      IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                    this instrument to be executed by its Chairman of the Board and its Executive Vice President and Chief Financial Officer or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his or her manual or facsimile signature.


                    Dated:                     THE DETROIT EDISON COMPANY

                                               By ............................
                                                  Chairman of the Board

                                                  ............................
                                                  Executive Vice President
                                                  and Chief Financial Officer


                    Attest:

                    ............................
                    Secretary

                           [FORM OF REVERSE OF BOND]

                    This bond is one of an authorized issue of bonds of the
                  Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1991 Series CP, limited to an aggregate principal amount of $32,800,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of May 1, 1991) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of May 1, 1991, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                    The holders of the bonds of 1991 Series CP, by their
                  acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part II of the Supplemental Indenture dated as of May 1, 1991, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                    This bond is redeemable upon the terms and conditions set
                  forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                      Under the Indenture, funds may be deposited with the
                    Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1991 Series CP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                      In case an event of default, as defined in the Indenture,
                    shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                      Upon payment of the principal of, or premium, if any, or
                    interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IV of the Strategic Fund Trust Indenture, bonds of 1991 Series CP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                      This bond is not assignable or transferable except as may
                    be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                      No recourse shall be had for the payment of the principal
                    of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF               This bond is one of the bonds, of the series designated
TRUSTEE'S          therein, described in the within-mentioned Indenture.
CERTIFICATE.


                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By ...........................
                                                Authorized Officer

                                   PART III.
                           RECORDING AND FILING DATA

RECORDING AND          The Original Indenture and indentures supplemental
FILING OF ORIGINAL thereto have been recorded and/or filed and Certificates of
INDENTURE.         Provision for Payment have been recorded as hereinafter set forth.

                       The Original Indenture has been recorded as a real
                   estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND          Pursuant to the terms and provisions of the Original
FILING OF          Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL       entered into have been recorded as a real estate mortgage
INDENTURES.        and/or filed as a chattel mortgage or as a financing
                   statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and Ad-        September 1, 1947
                                                              ditional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties

                                                                                                            RECORDED AND/OR
                                                                                                        FILED AS SET FORTH IN
                                        SUPPLEMENTAL                            PURPOSE OF                   SUPPLEMENTAL
                                         INDENTURE                             SUPPLEMENTAL                   INDENTURE
                                        DATED AS OF                             INDENTURE                    DATED AS OF:
                                        ------------                           ------------             ---------------------
                                   October 1, 1968(a)(c).....................  Series S Bonds                 December 1, 1969
                                                                                 and Subject Properties
                                   December 1, 1969(a)(c)....................  Series T Bonds                 July 1, 1970
                                                                                 and Subject Properties
                                   July 1, 1970(c)...........................  Series U Bonds                 December 15, 1970
                                                                                 and Subject Properties
                                   December 15, 1970(c)......................  Series V and                   June 15, 1971
                                                                                 Series W Bonds
                                   June 15, 1971(c)..........................  Series X Bonds                 November 15, 1971
                                                                                 and Subject Properties
                                   November 15, 1971(c)......................  Series Y Bonds                 January 15, 1973
                                                                                 and Subject Properties
                                   January 15, 1973(c).......................  Series Z Bonds                 May 1, 1974
                                                                                 and Subject Properties
                                   May 1, 1974...............................  Series AA Bonds                October 1, 1974
                                                                                 and Subject Properties
                                   October 1, 1974...........................  Series BB Bonds                January 15, 1975
                                                                                 and Subject Properties
                                   January 15, 1975..........................  Series CC Bonds                November 1, 1975
                                                                                 and Subject Properties
                                   November 1, 1975..........................  Series DDP Nos. 1-9 Bonds and  December 15, 1975
                                                                                 Subject Properties
                                   December 15, 1975.........................  Series EE Bonds                February 1, 1976
                                                                                 and Subject Properties
                                   February 1, 1976..........................  Series FFR Nos. 1-13 Bonds     June 15, 1976
                                   June 15, 1976.............................  Series GGP Nos. 1-7 Bonds and  July 15, 1976
                                                                                 Subject Properties
                                   July 15, 1976.............................  Series HH Bonds                February 15, 1977
                                                                                 and Subject Properties
                                   February 15, 1977.........................  Series MMP Bonds and Subject   March 1, 1977
                                                                                 Properties
                                   March 1, 1977.............................  Series IIP Nos. 1-7 Bonds,     June 15, 1977
                                                                                 Series JJP Nos. 1-7 Bonds,
                                                                                 Series KKP Nos. 1-7 Bonds
                                                                                 and Series LLP Nos. 1-7
                                                                                 Bonds
                                   June 15, 1977.............................  Series FFR No. 14 Bonds and    July 1, 1977
                                                                                 Subject Properties
                                   July 1, 1977..............................  Series NNP Nos. 1-7 Bonds and  October 1, 1977
                                                                                 Subject Properties
                                   October 1, 1977...........................  Series GGP Nos. 8-22 Bonds     June 1, 1978
                                                                                 and Series OOP Nos. 1-17
                                                                                 Bonds and Subject
                                                                                 Properties
                                   June 1, 1978..............................  Series PP Bonds,               October 15, 1978
                                                                                 Series QQP Nos. 1-9 Bonds
                                                                                 and Subject Properties
                                   October 15, 1978..........................  Series RR Bonds                March 15, 1979
                                                                                 and Subject Properties
                                   March 15, 1979............................  Series SS Bonds                July 1, 1979
                                                                                 and Subject Properties


                                                                                                            RECORDED AND/OR
                                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                                  PURPOSE OF                    SUPPLEMENTAL
                                    INDENTURE                                    SUPPLEMENTAL                    INDENTURE
                                   DATED AS OF                                    INDENTURE                    DATED AS OF:
                                   ------------                                   ------------             ---------------------
                                   July 1, 1979..............................  Series IIP Nos. 8-22 Bonds,    September 1, 1979
                                                                                 Series NNP Nos. 8-21 Bonds
                                                                                 and Series TTP Nos. 1-15
                                                                                 Bonds and Subject
                                                                                 Properties
                                   September 1, 1979.........................  Series JJP No. 8 Bonds,        September 15, 1979
                                                                                 Series KKP No. 8 Bonds,
                                                                                 Series LLP Nos. 8-15 Bonds,
                                                                                 Series MMP No. 2 Bonds and
                                                                                 Series OOP No. 18 Bonds and
                                                                                 Subject Properties
                                   September 15, 1979........................  Series UU Bonds                January 1, 1980
                                   January 1, 1980...........................  1980 Series A Bonds and        April 1, 1980
                                                                                 Subject Properties
                                   April 1, 1980.............................  1980 Series B Bonds            August 15, 1980
                                   August 15, 1980...........................  Series QQP Nos. 10-19 Bonds,   August 1, 1981
                                                                                 1980 Series CP Nos. 1-12
                                                                                 Bonds and 1980 Series DP
                                                                                 No. 1-11 Bonds and Subject
                                                                                 Properties
                                   August 1, 1981............................  1980 Series CP Nos. 13-25      November 1, 1981
                                                                                 Bonds and Subject
                                                                                 Properties
                                   November 1, 1981..........................  1981 Series AP Nos. 1-12       June 30, 1982
                                                                                 Bonds
                                   June 30, 1982.............................  Article XIV Reconfirmation     August 15, 1982
                                   August 15, 1982...........................  1981 Series AP Nos. 13-14 and  June 1, 1983
                                                                                 Subject Properties
                                   June 1, 1983..............................  1981 Series AP Nos. 15-16 and  October 1, 1984
                                                                                 Subject Properties
                                   October 1, 1984...........................  1984 Series AP and 1984        May 1, 1985
                                                                                 Series BP Bonds and Subject
                                                                                 Properties
                                   May 1, 1985...............................  1985 Series A Bonds            May 15, 1985
                                   May 15, 1985..............................  1985 Series B Bonds and        October 15, 1985
                                                                                 Subject Properties
                                   October 15, 1985..........................  Series KKP No. 9 Bonds and     April 1, 1986
                                                                                 Subject Properties
                                   April 1, 1986.............................  1986 Series A and Subject      August 15, 1986
                                                                                 Properties
                                   August 15, 1986...........................  1986 Series B and Subject      November 30, 1986
                                                                                 Properties
                                   November 30, 1986.........................  1986 Series C                  January 31, 1987
                                   January 31, 1987..........................  1987 Series A                  April 1, 1987
                                   April 1, 1987.............................  1987 Series B and 1987 Series  August 15, 1987
                                                                                 C
                                   August 15, 1987...........................  1987 Series D and 1987 Series  November 30, 1987
                                                                                 E and Subject Properties
                                   November 30, 1987.........................  1987 Series F                  June 15, 1989
                                   June 15, 1989.............................  1989 Series A                  July 15, 1989
                                   July 15, 1989.............................  Series KKP No. 10              December 1, 1989

                                                                                                           RECORDED AND/OR
                                                                                                         FILED AS SET FORTH IN
                                   SUPPLEMENTAL                                     PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                                      SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                                       INDENTURE                DATED AS OF:
                                   ------------                                     ------------          ---------------------
                                   December 1, 1989..........................  Series KKP No. 11 and 1989     February 15, 1990
                                                                                 Series BP
                                   February 15, 1990.........................  1990 Series A, 1990 Series B,  November 1, 1990
                                                                                 1990 Series C, 1990 Series
                                                                                 D, 1990 Series E and 1990
                                                                                 Series F
                                   November 1, 1990..........................  Series KKP No. 12              April 1, 1991

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                     Further, pursuant to the terms and provisions of the
                  Original Indenture, a Supplemental Indenture dated as of April 1, 1991 providing for the terms of bonds to be issued thereunder of 1991 Series AP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on April 29, 1991 (Filing No. 10910B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-RRR), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                    COUNTY                  RECORDED             RECORDS             PAGE
                                    ------                  --------            ---------            ----
                        Genesee........................  April 29, 1991            2640            308-330
                        Huron..........................  April 29, 1991             554            796-818
                        Ingham.........................  April 29, 1991            1875            556-578
                        Lapeer.........................  April 29, 1991             714            519-541
                        Lenawee........................  April 29, 1991            1153            603-625
                        Livingston.....................  April 29, 1991            1469            617-639
                        Macomb.........................  April 29, 1991            5088            332-354
                        Mason..........................  April 29, 1991             403           1241-1263
                        Monroe.........................  April 29, 1991            1160            385-407
                        Oakland........................  April 29, 1991           11836            232-254
                        Sanilac........................  April 29, 1991             417            333-355
                        St. Clair......................  April 29, 1991             987            550-572
                        Tuscola........................  April 29, 1991             611           1284-1305
                        Washtenaw......................  April 29, 1991            2489            383-405
                        Wayne..........................  April 29, 1991           25093            273-295

RECORDING OF           All the bonds of Series A which were issued under the
CERTIFICATES       Original Indenture dated as of October 1, 1924, and of
OF PROVISION       Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W,
FOR PAYMENT.       BB, CC, DDP Nos. 1-8, FFR Nos. 1-12, GGP Nos. 1-6 and 8-16,
                   IIP Nos. 1-6 and 8-15, JJP Nos. 1-6, KKP Nos. 1-6, LLP Nos.
                   1-7 and 8-15, NNP Nos. 1-6 and 8-14, OOP Nos. 1-9, QQP Nos.
                   1-8 and 10-15 and TTP Nos. 1-7, UU, 1980 Series A, 1980
                   Series CP Nos. 1-17, 1980 Series DP Nos. 1-11 and 1981
                   Series AP Nos. 1-5 which were issued under Supplemental
                   Indentures dated as of, respectively, June 1, 1925, August
                   1, 1927, February 1, 1931, October 1, 1932, September 25,
                   1935, September 1, 1936, December 1, 1940, September 1,
                   1947, November 15, 1951, January 15, 1953, May 1, 1953,
                   March 15, 1954, May 15, 1955, August 15, 1957, December 15,
                   1970, October 1, 1974, January 15, 1975, November 1, 1975,
                   February 1, 1976, June 15, 1976, October 1, 1977, March 1,
                   1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                   1977, September 1, 1979, July 1, 1977, July 1, 1979,
                   September 15, 1979, October 1, 1977, June 1, 1978, October
                   1, 1977, July 1, 1979, January 1, 1980, August 15, 1980 and
                   November 1, 1981 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                   Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E,
                   F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos.
                   1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                   No. 1 and GGP No. 8.

                                    PART IV.
                                  THE TRUSTEE.

TERMS AND              The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF      provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF      conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.  as supplemented by this Supplemental Indenture, and in this
                   Supplemental Indenture set forth, and upon the following terms and conditions:

                       The Trustee shall not be responsible in any manner
                   whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART V.
                                 MISCELLANEOUS.

CONFIRMATION OF          Except to the extent specifically provided therein, no
SECTION 318(C) OF    provision of this supplemental indenture or any future
TRUST INDENTURE      supplemental indenture is intended to modify, and the
ACT.                 parties do hereby adopt and confirm, the provisions of
                     Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.        EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                     SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                     COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                     INSTRUMENT.

TESTIMONIUM.          IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                  BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS OR TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


                                            THE DETROIT EDISON COMPANY,
                  (Corporate Seal)
                                            By       /s/ L. L. LOOMANS
                                               -----------------------------
                                                        L. L. Loomans
                                                 Vice President and Treasurer

EXECUTION.        Attest:

                  /s/ SUSAN M. BEALE
                  --------------------------
                       Susan M. Beale
                         Secretary

                  Signed, sealed and delivered by THE DETROIT
                  EDISON COMPANY, in the presence of

                 /s/ JANET A. SCULLEN
                 ---------------------------
                     Janet A. Scullen

                /s/ JANE E. LENART
                ----------------------------
                      Jane E. Lenart


                (Corporate Seal)
                                            BANKERS TRUST COMPANY,

                                            By      /s/ BARBARA A. JOINER
                                               -------------------------------
                                                     Barbara A. Joiner
                                                      Vice President

                 Attest:

                    /s/ JERRY OLIVO
                 ---------------------------------
                         Jerry Olivo
                    Assistant Vice President

                 Signed, sealed and delivered by
                 BANKERS TRUST COMPANY, in the
                 presence of

                       /s/ ERIC M. HAWNER
                 ---------------------------------
                         Eric M. Hawner

                 /s/ SHIKHA DOMBEK
                 ---------------------------------
                         Shikha Dombek

                   STATE OF MICHIGAN
                                           SS.:
                   COUNTY OF WAYNE

ACKNOWLEDGMENT       On this 14th day of May, 1991, before me, the subscriber, a
OF EXECUTION       Notary Public within and for the County of Wayne, in the
BY COMPANY.        State of Michigan, personally appeared L. L. Loomans, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan
                   48226 and is the Vice President and Treasurer of THE DETROIT
                   EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.


                                                  /s/ PEARL E. KOTTER
                                            --------------------------------
                   (Notarial Seal)           Pearl E. Kotter, Notary Public
                                                     Macomb County, MI
                                                (Acting in Wayne County)
                                          My Commission Expires August 23, 1993


                   STATE OF NEW YORK
                                         SS.:
                   COUNTY OF NEW YORK

ACKNOWLEDGMENT       On this 10th day of May, 1991, before me, the subscriber, a
OF EXECUTION       Notary Public within and for the County of New York, in the
BY TRUSTEE.        State of New York, personally appeared Barbara A. Joiner, to me personally known, who, being by me duly sworn, did say that she does business at Four Albany Street, New York, New
                   York 10015, and is Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said
                   Barbara A. Joiner acknowledged said instrument to be the free act and deed of said corporation.


                   (Notarial Seal)
                                                    /s/ MARIA A. JOHNSON
                                                 -----------------------------
                                                       Maria A. Johnson
                                              Notary Public, State of New York
                                                         No. 4851727
                                                 Qualified in Nassau County
                                           Certificate Filed in New York County
                                           Commission Expires February 3, 1992

                    STATE OF MICHIGAN
                                      SS.:
                    COUNTY OF WAYNE

AFFIDAVIT AS TO     L. L. Loomans, being duly sworn, says: that he is the Vice
CONSIDERATION       President and Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.     Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                       /s/ L. L. LOOMANS
                                                    -------------------------
                                                           L. L. Loomans

                    Sworn to before me this 14th day of
                    May, 1991

                           /s/ PEARL E. KOTTER
                    --------------------------------
                     Pearl E. Kotter, Notary Public
                            Macomb County, MI
                         (Acting in Wayne County)
                  My Commission Expires August 23, 1993

                  (Notarial Seal)

                       This instrument was drafted by Frances B. Rohlman,
                  Esq., 2000 Second Avenue, Detroit, Michigan 48226